Fees Summary	Oct. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,109,922,000
Previously Paid Amount	153,280.23
Total Fee Amount	153,280.23
Total Offset Amount	0
Net Fee	$ 0.00